Exhibit 10.4




                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT and REVOLVING PROMISSORY NOTE (the "Amendment") is entered into this ___ day of February 2003, by and between VOYAGER ENTERTAINMENT INTERNATIONAL, INC., a North Dakota corporation ("Borrower"), VOYAGER VENTURES, INC., a Nevada corporation and wholly owned subsidiary of Borrower ("VVI") and DAN FUGAL, an individual ("Lender"), sometimes hereinafter referred to individually as a "Party" or collectively as the "Parties."

        1. The Parties agree to modify paragraph 1 of that certain Loan and Security Agreement dated November 15, 2002 (the "Agreement") as follows:

                1. Line of Credit.

                1.1. Lender will make loans to Borrower hereunder from time to time (the "Line of Credit"). The aggregate unpaid principal of the Line of Credit outstanding at any one time will not exceed TWO MILLION DOLLARS AND NO CENTS (U.S. $2,000,000.00).

                1.2. The Line of Credit will be evidenced by a REVOLVING PROMISSORY NOTE (the "Note"), a copy of which is attached hereto as Exhibit A and incorporated herein by this reference, containing the following material terms:

                1.2.1. The aggregate unpaid principal not to exceed TWO MILLION DOLLARS AND NO CENTS (U.S. $2,000,000.00) shall be paid in full to Lender when the Development Financing has been fully funded by RRI for Borrower, or when sufficient funding of Development Financing has been secured so the escrow funds can be released, or on or before April 15, 2003, whichever is sooner; and

                1.2.2. A lump-sum interest payment of THREE MILLION DOLLARS AND NO CENTS (U.S. $3,000,000.00) shall be paid in full to Lender when the Development Financing has been fully funded by RRI for Borrower, or when sufficient funding of Development Financing has been secured so the escrow funds can be released, or on or before April 15, 2003, whichever is sooner.

        2. The Parties agree to modify the first paragraph of that certain Revolving Promissory Note dated November 15, 2002 (the "Note") as follows:

         FOR VALUE RECEIVED, the undersigned, VOYAGER ENTERTAINMENT INTERNATIONAL, INC., a North Dakota corporation ("Maker"), hereby promises to pay to the order of DAN FUGAL, an individual (together with his successors and assigns, ("Holder"), the principal sum not to exceed TWO MILLION DOLLARS (U.S. $2,000,000.00) or the aggregate unpaid principal amount of all advances or re-advances by the Maker pursuant to a pursuant to that certain loan agreement entitled "Loan and Security Agreement," (the "Loan Agreement") executed on even date, and to repay the outstanding aggregate unpaid principal amount, plus a lump-sum interest payment of

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         THREE MILLION DOLLARS AND NO CENTS (U.S. $3,000,000.00) when the
         Development Financing has been fully funded by RRI for Borrower, as defined in the Loan Agreement, or when sufficient funding of Development Financing has been secured so the escrow funds can be released, as defined in the Loan Agreement, or on or before April 15, 2003, whichever is sooner. All payments of principal and interest shall be made at Holders offices located at 1005 South Main Street, Pleasant Grove, UT 84062, or at such other places as the Holder may designate to Maker in writing

3. Except for the modifications as expressly noted herein, all other provisions of the Agreement and Note shall remain unchanged and enforced.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date and year first above written.
LENDER:

         ---------------------------------------
         DAN FUGAL


BORROWER:

         VOYAGER ENTERTAINMENT INTERNATIONAL, INC., a North Dakota corporation

         By:
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         Its:
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VVI:

         VOYAGER VENTURES, INC., a Nevada corporation

         By:
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         Its:
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